ANNUAL REPORT

August 31, 1996

INVESCO
GROWTH
FUND,
INC.


A Smart Choice
For Seeking
Steady Capital Growth

INVESCO FUNDS

Market Overview                                                   September 1996
     Over the first eight months of 1996, the securities markets have been exceptionally attentive to figures: Gross Domestic Product, unemployment, and earnings growth. Each announcement of fresh data has sent the S&P 500 and other market indexes moving in a new direction.
      Based on a moderate economic expansion, the stock market advanced 9.60% for the five months ended 5/31/96. But as expectations of economic vigor grew, investors began to see the likelihood of accelerating inflation. This in turn makes it more probable that the Federal Reserve Board may hike short-term interest rates. In June, the S&P 500 advanced a mere 0.44%; in July, the index declined sharply.(1)
      Since 1994 the Fed has actively manipulated short-term rates, seeking to maintain economic expansion without sparking inflation. Recently, there has been some indication that the central bank may allow a slightly higher level of inflation before tightening credit availability; however, their overall strategy is unlikely to alter in the near-term, given an impending presidential election and the recent reappointment of Alan Greenspan as Fed chairman.
      The current economic expansion has shown unexpected tenacity, with an annualized growth rate in GDP estimated at 4.7% for the second quarter of 1996. As a result, chances are growing stronger that the Fed will launch a preemptive strike against inflation during the second half of 1996.

INVESCO Growth Fund, Inc.
      As the line graph at right illustrates, over the 10 years ended 8/31/96, the value of a $10,000 investment in INVESCO Growth Fund, plus reinvested dividends and capital gain distributions, would have grown to $29,655. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance.(2)
      For the eight-month period ended 8/31/96, INVESCO Growth Fund achieved a total return of 10.37%, compared to a total return of 7.44% for the S&P 500. In 1996, the fund has generally kept pace with the broad market during advances -- and outperformed during retreats. For example, although the fund lost ground in July, it did not fall as hard as the broad market that month, and then rebounded more strongly in August than did the S&P 500. For the three months ended 8/31/96, the S&P 500 dropped 1.97%, while Growth Fund gained 0.52%. (Of course, past performance is not a guarantee of future results.)(1),(2)

                                 Growth Fund
                       Average Annualized Total Return
                               as of 8/31/96(2)

                    1 year                             20.23%
                    -----------------------------------
                    5 years                            11.48%
                    -----------------------------------
                    10 years                           11.48%
                    -----------------------------------

      Over the past year, the fund's performance relative to its competition has strengthened considerably. Based on total return unadjusted for commissions, for the one-year period ended 9/30/96, Lipper Analytical Services ranked Growth Fund #72 of 633 growth funds. For the five-year period, the fund was ranked #141 of 247 funds; for the 10-year period, #100 of 161.(2),(3)
      As a group, growth stocks have outperformed their value-oriented counterparts during the past 12 months. The fund's outperformance may be largely attributed to its emphasis on high-quality, large capitalization growth companies. We seek to identify these firms by their consistent and predictable earnings growth and high returns.
      One result of this strategy is a lesser emphasis on individual sectors. We do have concentrations in several industry groups -- such as consumer growth, consumer staples, and technology. However, our focus is on seeking the best growth companies in every sector.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended 08/231/96.

      Current holdings represent a balance between two categories of growth companies. The first group consists of high quality, stable growth firms such as Coca-Cola Co, Anheuser-Busch Cos, General Electric, and American Home Products. In a "nervous" market, investors often turn to this group in search of reasonable valuations and histories of reliable earnings growth.
      The second category features companies trading at higher multiples. (The multiple, or price/earnings ratio, expresses how much an investor is paying for earnings. The higher the multiple, the more expensive the stock currently is.) These more rapid-growth names include Oracle Systems, Electronic Arts, Microsoft Corp, Electronic Data Systems, and Intel Corp. You will notice that even here, we have avoided certain exceptionally volatile industries, such as nascent Internet-related companies, in favor of more established companies in areas such as electronics and computer systems and services.
      In recent months, we established or added to existing positions in a variety of companies, such as Fluor Corp, Warner-Lambert Co., and Schlumberger

     Ltd, a group which exemplifies the fund's sector diversification. Fluor Corp, for instance, is a construction firm with a massive contract backlog, which will provide steady growth over the next several years. Warner-Lambert Co is expected to see earnings accelerate based on two drug introductions. And Schlumberger Ltd continues to benefit from increasingly sophisticated technology for the exploration and production of oil and gas.

(1)   The S&P 500 is an unmanaged index of common stocks considered to be representative of the broad U.S. equity market.
(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.
(3) Lipper rankings are provided for one-, five-, and 10-year periods, and are based on total return unadjusted for commissions.

Fund Management
     INVESCO Growth Fund is managed by Senior Vice President Timothy J. Miller. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 16-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
      Trent E. May was named co-manager in October. He received a BS from the Florida Institute of Technology and an MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

INVESCO Growth Fund, Inc.
Ten Largest Common Stock Holdings
August 31, 1996

Description                                                           Value
----------------------------------------------------------------------------
Anheuser-Busch Cos                                              $21,967,500
BankAmerica Corp                                                 21,700,000
Service Corp International                                       20,565,600
American Stores                                                  20,562,500
Intel Corp                                                       19,953,125
Fluor Corp                                                       19,200,000
Lockheed Martin                                                  18,928,125
General Electric                                                 18,703,125
Wells Fargo                                                      18,656,250
Computer Associates International                                18,375,000

Composition of holdings is subject to change.

INVESCO Growth Fund, Inc.
Statement of Investment Securities
August 31, 1996
                                                    Shares or
                                                    Principal
Description                                          Amount             Value
--------------------------------------------------------------------------------
COMMON STOCKS 89.45%
AEROSPACE & DEFENSE 3.11%
Lockheed Martin                                      225,000        $18,928,125
                                                                   -------------
BANKING 6.63%
BankAmerica Corp                                     280,000         21,700,000
Wells Fargo                                           75,000         18,656,250
                                                                   -------------
                                                                     40,356,250
                                                                   -------------
BIOTECHNOLOGY 4.54%
Amgen Inc*                                           300,000         17,475,000
Centocor Inc*                                        300,000         10,162,500
                                                                   -------------
                                                                     27,637,500
                                                                   -------------
BUILDING & CONSTRUCTION RELATED
3.15% Fluor Corp                                     300,000         19,200,000
                                                                   -------------
COMPUTER RELATED 15.89%
Cisco Systems*                                       200,000         10,550,000
Computer Associates International                    350,000         18,375,000
Electronic Arts*                                     450,000         13,893,750
Electronic Data Systems                              200,000         10,900,000
FORE Systems*                                        250,000          8,875,000
Microsoft Corp*                                      100,000         12,250,000
Oracle Systems*                                      330,000         11,632,500
Sterling Software*                                   100,000          6,787,500
Xilinx Inc*                                          100,000          3,500,000
                                                                   -------------
                                                                     96,763,750
                                                                   -------------
DIVERSIFIED COMPANIES 3.07%
General Electric                                     225,000         18,703,125
                                                                   -------------
ELECTRONICS 3.28%
Intel Corp                                           250,000         19,953,125
                                                                   -------------
FINANCE RELATED 1.02%
First Data                                            80,000          6,240,000
                                                                   -------------
FOOD PRODUCTS & Beaverages 6.48%
Anheuser-Busch Cos                                   290,000         21,967,500
Coca-Cola Co                                         350,000         17,500,000
                                                                   -------------
                                                                     39,467,500
                                                                   -------------

FUNERAL SERVICES 3.38%
Service Corp International                           364,800         20,565,600
                                                                   -------------
HEALTH CARE RELATED 2.54%
Columbia/HCA Healthcare                              275,000         15,503,125
                                                                   -------------
MEDICAL PRODUCTS 2.93%
Baxter International                                 400,000         17,850,000
                                                                   -------------

MEDICAL RELATED - DRUGS 6.39%
American Home Products                               250,000         14,812,500
Astra AB Sponsored ADR Representing
   Series A Shrs                                     150,000          6,281,250
Warner-Lambert Co                                    300,000         17,850,000
                                                                   -------------
                                                                     38,943,750
                                                                   -------------
OFFICE EQUIPMENT 2.70%
Xerox Corp                                           300,000         16,462,500
                                                                   -------------
OIL & GAS RELATED 1.55%
Enron Corp                                           130,000          5,216,250
Schlumberger Ltd                                      49,900          4,210,313
                                                                   -------------
                                                                      9,426,563
                                                                   -------------
RETAIL 16.13%
American Stores                                      500,000         20,562,500
Gap Inc                                              296,500         10,377,500
Kroger Co*                                           350,000         14,831,250
Price/Costco Inc*                                    305,000          6,061,875
Rite Aid                                             500,000         15,937,500
Toys R Us*                                           450,000         13,275,000
Wal-Mart Stores                                      650,000         17,225,000
                                                                   -------------
                                                                     98,270,625
                                                                   -------------
TELECOMMUNICATIONS 1.84%
ADC Telecommunications*                              100,000          5,675,000
Lucent Technologies                                  150,000          5,531,250
                                                                   -------------
                                                                     11,206,250
                                                                   -------------
TEXTILES & APPAREL MANUFACTURERS 4.30%
Gucci Group NV New York Registered Shrs              150,000          9,975,000
NIKE Inc Class B                                     150,000         16,200,000
                                                                   -------------
                                                                     26,175,000
                                                                   -------------

TOBACCO 0.52%
Consolidated Cigar Holdings*                         100,000          3,150,000
TOTAL COMMON STOCKS
   (Cost $484,168,299)                                              544,802,788
                                                                   -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 10.55%
FINANCE RELATED 10.35%
American Express Credit
   5.280%, 9/5/1996                               10,327,000         10,327,000
Beneficial Corp
   5.250%, 9/3/1996                               17,014,000         17,014,000
Chevron Oil Finance
   5.280%, 9/9/1996                                7,563,000          7,563,000
General Electric Capital Services
   5.250%, 9/3/1996                               11,123,000         11,123,000
Sears Roebuck Acceptance
   5.270%, 9/5/1996                               17,015,000         17,015,000
                                                                   -------------
                                                                     63,042,000
                                                                   -------------

LEASING COMPANIES 0.20%
Hertz Corp 5.240%, 9/9/1996                        1,230,000          1,230,000
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $64,272,000)                                                64,272,000
                                                                   -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
   (Cost $548,440,299#)                                             609,074,788
                                                                  ==============

* Security is non-income producing.

# Also represents cost for income tax purposes.

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Assets and Liabilities
August 31, 1996

ASSETS
Investment Securities at Value
   (Cost $548,440,299)                                         $609,074,788
Cash                                                                 34,604
Receivables:
   Investment Securities Sold                                     5,712,809
   Fund Shares Sold                                                 140,780
   Dividends and Interest                                           769,448
Prepaid Expenses and Other Assets                                    65,196
                                                            ---------------
TOTAL ASSETS                                                    615,797,625
                                                            ---------------
LIABILITIES
Payables:
   Distributions to Shareholders                                     90,046
   Investment Securities Purchased                               13,774,823
   Fund Shares Repurchased                                        4,194,176
Accrued Distribution Expenses                                       979,587
Accrued Expenses and Other Payables                                  32,959
                                                            ---------------
TOTAL LIABILITIES                                                19,071,591
                                                            ---------------
Net Assets at Value                                             596,726,034
                                                            ===============
NET ASSETS
Paid-in Capital*                                                472,050,455
Accumulated Undistributed
   Net Investment Income                                             17,416
Accumulated Undistributed Net Realized
   Gain on Investment Securities                                 64,023,674
Net Appreciation of Investment Securities                        60,634,489
                                                            ---------------
Net Assets at Value                                             596,726,034
                                                            ===============
Net Asset Value, Offering and
   Redemption Price per Share                                         $5.44
                                                            ===============

* The Fund has 200 million authorized shares of common stock, par value of $0.01 per share, of which 109,680,469 were outstanding at August 31, 1996.

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Operations
Year Ended August 31, 1996

INVESTMENT INCOME
INCOME
Dividends                                                        $7,430,436
Interest                                                          1,852,490
                                                            ---------------
   TOTAL INCOME                                                   9,282,926
                                                            ---------------
EXPENSES
Investment Advisory Fees                                          3,196,929
Distribution Expenses                                             1,371,297
Transfer Agent Fees                                                 751,390
Administrative Fees                                                  92,412
Custodian Fees and Expenses                                          92,913
Directors' Fees and Expenses                                         33,716
Professional Fees and Expenses                                       44,605
Registration Fees and Expenses                                       64,502
Reports to Shareholders                                             111,468
Other Expenses                                                       31,188
                                                            ---------------
   TOTAL EXPENSES                                                 5,790,420
   Fees and Expenses Paid Indirectly                               (44,100)
                                                            ---------------
   NET EXPENSES                                                   5,746,320
                                                            ---------------
NET INVESTMENT INCOME                                             3,536,606
                                                            ---------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                      111,005,199
Change in Net Depreciation of Investment
   Securities                                                  (15,848,975)
                                                            ---------------
NET GAIN ON INVESTMENT SECURITIES                                95,156,224
                                                            ---------------
Net Increase in Net Assets from Operations                       98,692,830
                                                            ===============

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Changes in Net Assets

                                                    Year Ended August 31
                                            ------------------------------------
                                                1996                     1995

OPERATIONS
Net Investment Income                        $3,536,606              $5,036,824
Net Realized Gain on Investment
   Securities                               111,005,199              38,774,461
Change in Net Appreciation
   (Depreciation) of Investment
   Securities                              (15,848,975)              10,770,469
                                           -------------------------------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                    98,692,830              54,581,754
                                           -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                       (3,514,988)             (5,058,251)
In Excess of Net Investment Income                    0                (27,877)
Net Realized Gain on Investment
   Securities                              (79,381,324)            (44,862,069)
                                           -------------------------------------
TOTAL DISTRIBUTIONS                        (82,896,312)            (49,948,197)
                                           -------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares               295,345,551             116,103,132
Reinvestment of Distributions                73,787,554              44,471,512
                                           -------------------------------------
                                            369,133,105             160,574,644
Amounts Paid for Repurchases
   of Shares                              (289,488,892)           (152,333,754)
                                           -------------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS              79,644,213               8,240,890
                                           -------------------------------------
Total Increase in Net Assets                 95,440,731              12,874,447
NET ASSETS
Beginning of Period                         501,285,303             488,410,856
End of Period (Including Accumulated
   Undistributed (Distributions In
   Excess of) Net Investment Income
   of $17,416 and ($27,877),
   respectively)                            596,726,034             501,285,303
                                           =====================================

FUND SHARE TRANSACTIONS
Shares Sold                                  55,102,359              23,465,171
Shares Issued from Reinvestment
of Distributions                             14,849,577               9,743,145
                                           -------------------------------------
                                             69,951,936              33,208,316
Shares Repurchased                         (54,263,125)            (30,729,512)
                                           -------------------------------------
Net Increase in Fund Shares                  15,688,811               2,478,804
                                           =====================================

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Growth Fund, Inc. (the "Fund"), was incorporated in Maryland. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Cost is determined on the specific identification basis.
C. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended August 31, 1996, 11.26% qualified for the dividends received deduction available to the Fund's corporate shareholders.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
     For the year ended August 31, 1996, the Fund reclassified $23,675 from paid-in capital to accumulated undistributed net investment income and reclassified $241,975 from accumulated undistributed net realized gain on investment securities to paid-in capital. Net investment income, net realized gains and net assets were not affected.
E. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Other Expenses, which include Pricing Expenses, are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
         For the year ended August 31, 1996, Fees and Expenses Paid Indirectly consisted of $42,729 included in Custodian Fees and Expenses and $1,371 included in Other Expenses.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG. In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG received a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account through April 30, 1996. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. As of May 1, 1996, the transfer agent fee became $20.00 per shareholder account or, where applicable, per participant in an omnibus account, per year, computed in a manner similar to the previous fee.
   A plan of  distribution  pursuant  to Rule  12b-1  of the  Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the year ended August 31, 1996, the Fund paid the Distributor $1,539,067 for reimbursement of expenses incurred.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,071,259,642 and $1,102,234,673, respectively. There were no purchases or sales of U.S. Government securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At August 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $63,456,703 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,822,214, resulting in net appreciation of $60,634,489.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
   The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 25% of the retainer fee at the time of retirement. As of July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement.
   Pension expenses for the year ended August 31, 1996, included in Directors' Fees and Expenses in the Statement of Operations were $5,595. Unfunded accrued pension costs of $12,721 and pension liability of $28,745 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the year ended August 31, 1996, there were no such borrowings.

INVESCO Growth Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                                     Year Ended August 31
                                            ----------------------------------------------------------------------------------
                                               1996              1995              1994              1993              1992


PER SHARE DATA
Net Asset Value -
   Beginning of Period                        $5.33             $5.34             $5.28             $4.72             $5.26
                                            ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.03              0.05              0.03              0.04              0.05
Net Gains on Securities
   (Both Realized and Unrealized)              0.95              0.49              0.11              1.00              0.05
                                            ----------------------------------------------------------------------------------
Total from Investment Operations               0.98              0.54              0.14              1.04              0.10
                                            ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+          0.03              0.05              0.03              0.04              0.05
Distributions from Capital Gains               0.84              0.50              0.05              0.44              0.59
                                            ----------------------------------------------------------------------------------
Total Distributions                            0.87              0.55              0.08              0.48              0.64
                                            ----------------------------------------------------------------------------------
Net Asset Value - End of Period                5.44              5.33              5.34              5.28              4.72
                                            ==================================================================================
TOTAL RETURN                                 20.23%            12.05%             2.52%            22.17%             2.04%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                           596,726           501,285           488,411           483,957           408,218
Ratio of Expenses to Average
   Net Assets                                1.05%@             1.06%             1.03%             1.04%             1.04%
Ratio of Net Investment Income to
   Average Net Assets                         0.64%             1.07%             0.47%             0.72%             0.93%
Portfolio Turnover Rate                        207%              111%               63%               77%               77%
Average Commission Rate Paid^^               0.0286                 -                 -                 -                 -

+ Distributions in excess of net investment income for the year ended August 31, 1995 aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is which is required to be disclosed effective September 1, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INVESCO Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statements of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Growth Fund, Inc. (the "Fund") at August 31,1 996, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. these financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP

Denver, Colorado
September 30, 1996

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach Pal (R), your 24-hour Personal
Account Line, Call:  1-800-424-8085

You can find us on the World Wide Web:
http://www.invesco.com

Or write to:
INVESCO Funds Group, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, please visit one of our convenient Investors Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue, Lobby Level

This information must be preceded or accompanied by an effective prospectus.